SUPPLEMENT DATED DECEMBER 11, 2019 TO THE PROSPECTUSES OF

AIP Multi-Strategy Fund A, dated May 13, 2019

AIP Multi-Strategy Fund P, dated May 13, 2019

The Board of Trustees of each of AIP Multi-Strategy Fund A and AIP Multi-Strategy Fund P (the “Funds”) approved a Plan of Liquidation with respect to the liquidation and dissolution of each Fund. Pursuant to each Plan of Liquidation, substantially all of the assets of the Funds will be liquidated, known liabilities of the Funds will be satisfied, the remaining proceeds will be distributed to the Funds’ shareholders and all of the issued and outstanding shares of the Funds will be repurchased (the “Liquidation”).

The liquidation schedule is anticipated to be as follows:

Repurchase Date	Approximate Percentage of NAV	Estimated Timing of Liquidation Payments to Shareholders
March 31, 2020	50%	May 1, 2020
June 30, 2020	15%	August 1, 2020
September 30, 2020	15%	November 1, 2020
December 31, 2020	15%	March 1, 2021
Following 2020 audit	5%	May 1, 2021

The Funds will be dissolved as soon as reasonably practicable following the Liquidation.

As a result of the Boards’ decision, the Funds are closed to new investment and there will be no future tender offers with respect to the Funds, except that each Fund’s tender offer as of December 31, 2019 will proceed as planned.

Shareholders were previously informed of, and presented the opportunity to participate in, a tender offer as of March 31, 2020. However, in light of the approval by the Board of Trustees of the Liquidation, the Board also approved the cancellation of the March 31, 2020 tender offer given that all of the Funds’ shares will be repurchased through the Liquidation.

Please retain this supplement for future reference.